SEC Registration No.____________________






                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-14



REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933





                           Calvert Tax-Free Reserves
               (Exact Name of Registrant as Specified in Charter)



                             4550 Montgomery Avenue
                                  Suite 1000N
                            Bethesda, Maryland 20814
                    (Address of Principal Executive Offices)


                 Registrant's Telephone Number: (301) 951-4800


                           William M. Tartikoff, Esq.
                             4550 Montgomery Avenue
                                  Suite 1000N
                            Bethesda, Maryland 20814
                    (Name and Address of Agent for Service)



It is proposed that this filing will become effective on December 31, 1995 pursuant to Rule 488.


The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance on Rule 24f-2. A Rule 24f-2 Notice for the Registrant's most recent fiscal year ended December 31, 1994 was filed with the Commission on February 28, 1995. Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.

                           Calvert Tax-Free Reserves


                             Cross Reference Sheet

            Pursuant to Rule 481(a) Under the Securities Act of 1933

Item number                 Part A

1.                          Cover Page
2.                          Table of Contents
3.                          Summary; Portfolio Expenses
4.                          Summary; Reasons for the
                            Reorganization; Proposed Transaction;
                            Tax Consequences; Information about
                            the Reorganization; Comparative Information on Shareholder Rights; Information about the Portfolios;
5.                          Summary; Comparison of Investment Policies;
                            Information about the Portfolios; Investment Objectives and Policies; Distribution Fees and Expense Ratios; Purchases; Exchange Privileges; Distribution Procedures; Redemption Procedures;
                            and Incorporation by Reference to Prospectus dated 4/30/95
6.                          Summary; Comparison of Investment Policies;
                            Information about the Portfolios; Investment
                            Objectives and Policies; Advisory Fees,
                            Distribution Fees and Expense Ratios; Purchases; Exchange Privileges; Distribution Procedures; Redemption Procedures

7.                          Voting Information; Adjournment
8.                          Not Applicable
9.                          Not Applicable



                            Part B


10.                         Cover Page
11.                         Table of Contents
12.                         Statement of Additional Information of Registrant
13.                         Not Applicable
14. Financial Statements included in Statement of Additional Information of Registrant



15. Indemnification         PART C


                            Incorporated by Reference
                            to Part A Caption -
                            "Comparative Information on Shareholders' Rights"

16. Exhibits                Exhibits
17. Undertakings            Undertakings

                           CALVERT TAX-FREE RESERVES
                       NEW JERSEY MONEY MARKET PORTFOLIO
                             4550 Montgomery Avenue
                                  Suite 1000N
                            Bethesda, Maryland 20814



Dear Shareholder:


You are cordially invited to attend a Special Meeting of Shareholders of Calvert Tax-Free Reserves ("CTFR") New Jersey Money Market Portfolio (the "NJ Portfolio") on ______ ___,
1996. At this important meeting you are being asked to consider and approve an Agreement and Plan of Reorganization (the "Plan") between Calvert Tax-Free Reserves- Money Market Portfolio (the "Money Market Portfolio") and the NJ Portfolio.


The NJ Portfolio will be merged into the much larger Money
Market Portfolio. The expense ratio of the combined Portfolios is expected to be lower.


The Board of Trustees of CTFR has unanimously approved the proposed reorganization and recommends that shareholders of the NJ Portfolio vote to approve the Plan. Approval of the Plan requires the affirmative vote of a majority of shares of the NJ Portfolio. We urge you to take the time to consider this important matter and vote now. In order to make sure that your vote is represented, indicate your choice on the enclosed proxy card, date and sign it, and return it in the enclosed postage prepaid envelope.



YOUR VOTE IS CRITICAL.  PLEASE VOTE PROMPTLY BY SIGNING AND
RETURNING THE ENCLOSED PROXY IN THE POSTAGE-PREPAID ENVELOPE
PROVIDED.


Sincerely,





Clifton S. Sorrell, Jr.
President

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS


The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.


1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).


2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).


3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:



REGISTRATION                      VALID SIGNATURE


CORPORATE
ACCOUNTS


(1)  ABC Corp.                    (1)ABC Corp.
                                     John Doe, Treasurer
(2) ABC Corp.                     (2) John Doe, Treasurer
c/o John Doe, Treasurer
(3) ABC Corp. Profit Sharing
Plan                              (3) John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust                     (1) Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee          (2) Jane B. Doe
u/t/d 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.          (1) John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith, Jr.            (2) John B. Smith, Jr., Executor

                           CALVERT TAX-FREE RESERVES
                       NEW JERSEY MONEY MARKET PORTFOLIO
                             4550 Montgomery Avenue
                                  Suite 1000N
                            Bethesda, Maryland 20814


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on ____ __, 1996


NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of Calvert Tax-Free Reserves New Jersey Money Market Portfolio will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:00 a.m. on ___________, __________ ___, 1996 for the
following purposes:


I. To consider and act on an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of Calvert Tax Free Reserves New Jersey Money
Market Portfolio in exchange for
Class 0 shares of Calvert Tax-Free Reserves Money Market
Portfolio.


II. To transact any other business that may properly come before the meeting.


Shareholders of record at the close of business on ________ __, 199__ are entitled to notice of and to vote at this meeting or any adjournment thereof.


By Order of the Board of Trustees





William M. Tartikoff, Esq.
Secretary


Please execute the enclosed proxy and return it promptly in the enclosed postage-prepaid envelope, thus enabling the NJ Portfolio to avoid unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                         PROSPECTUS AND PROXY STATEMENT
                               December __, 1995


Acquisition of the Assets                  By and in Exchange for Shares of
of Calvert Tax-Free Reserves--New          Calvert Tax-Free Reserves--Money
Jersey Money Market Portfolio              Market Portfolio 4550 Montgomery
4550 Montgomery Avenue Bethesda,           Avenue Bethesda, Maryland 20814
Maryland 20814 (800) 368-2748              (800) 368-2748


This Prospectus and Proxy Statement relates to the proposed transfer of all the assets and liabilities of the Calvert Tax-Free Reserves New Jersey Money Market Portfolio (the "NJ Portfolio") to the Calvert TaxFree Reserves Money Market Portfolio (the "Money Market Portfolio") in exchange for Class "O" shares of the Money Market Portfolio. Following the transfer, Money Market Portfolio Class O shares will be distributed to shareholders of the NJ Portfolio in liquidation of the NJ Portfolio and the NJ Portfolio will be dissolved. As a result of the proposed transaction, each shareholder of the NJ Portfolio will receive that number of Money Market Portfolio Class O shares equal in value at the date of the exchange to the value of such shareholder's shares of the NJ Portfolio.


The Money Market Portfolio is a series of Calvert Tax-Free Reserves ("CTFR"), which is an open-end, management investment company. The investment objective of the Money Market Portfolio is to earn the highest interest income exempt from federal income taxes as is consistent with prudent investment management, safety, preservation of capital and the quality and maturity characteristics of the Money Market Portfolio. The NJ Portfolio is also a series of CTFR. Calvert Asset Management Company, Inc. ("CAM"), is the Investment Advisor for both the NJ Portfolio and the Money Market Portfolio. The NJ
Portfolio is a non-diversified money market fund that seeks to earn the highest level of interest income exempt from federal income tax and the New Jersey Gross Income Tax as is consistent with prudent investment management, preservation of capital and the quality and maturity characteristics of the NJ Portfolio.


Both the Money Market Portfolio and the NJ Portfolio are money market funds investing only in municipal obligations. Although each Portfolio seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Portfolio will be successful in doing so. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


SHARES OF THE CALVERT TAX-FREE RESERVES MONEY MARKET PORTFOLIO
ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE
FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


This Prospectus and Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Money Market Portfolio that a prospective investor should know before investing. This Prospectus and Proxy Statement is accompanied by the Prospectus of the Money Market Portfolio dated April 30, 1995 and is incorporated herein by reference. A Statement of Additional Information dated April 30, 1995 regarding this transaction containing additional information has been filed with the Securities and Exchange Commission and is incorporated herein by reference into this Prospectus and Proxy Statement. A copy of the Statement may be obtained without charge by writing the Money Market Portfolio at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling
(800) 368-2748.

TABLE OF CONTENTS


Summary...........................................................2
Portfolio Expense
Comparison......................................                  4
Financial Highlights..............................................4
Comparison of Investment Policies.................................4
Information about the Reorganization..............................7
Comparative Information on Shareholder Rights.....................8
Information about the Portfolios..................................9
Voting Information................................................9
Adjournment......................................................10
Exhibit A - Agreement and Plan of Reorganization.......... ......11



                                    SUMMARY


Reasons for the Reorganization. The Trustees of CTFR have been considering various issues connected with the small size of the NJ Portfolio. Accordingly, the Trustees have determined that it would be beneficial to the NJ Portfolio shareholders to combine with a larger money market fund portfolio with relatively similar investment objectives and policies. On October 31, 1995, the Money Market Portfolio had net assets of $1.95 billion compared to $0.03 billion of the NJ Portfolio net assets on that date.


To this end, the Board of Trustees of CTFR recommends that shareholders approve the proposed merger of the NJ Portfolio into the Money Market Portfolio because both portfolios invest solely in municipal obligations and are managed by the same portfolio manager. The NJ Portfolio would be merged into the "O" Class of the Money Market Portfolio. The Money Market Portfolio hopes to preserve the NJ Portfolio assets while improving the economies of scale of both portfolios. See "Portfolio Expense Comparison" below.


Proposed Transaction. The Board of Trustees of CTFR has authorized an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of all the assets and liabilities of the NJ Portfolio to the Money Market Portfolio in exchange for shares of the Money Market Portfolio. Following the transfer, Money Market Portfolio Class O shares will be distributed to shareholders of the NJ Portfolio in liquidation of the NJ Portfolio and the NJ Portfolio will be dissolved. As a result of the proposed transaction, each shareholder of the NJ Portfolio will receive that number of full and fractional Money Market Portfolio Class O shares equal in value at the date of the exchange to the value of such shareholder's shares of the NJ Portfolio. For the reasons stated above, the Trustees, including the Trustees of CTFR who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") have concluded that the reorganization would be in the best interests of the shareholders of the NJ Portfolio and recommend shareholder approval.


Tax Consequences. The Plan is conditioned upon receipt by the NJ Portfolio of an opinion of counsel that no gain or loss will be recognized by the NJ Portfolio or NJ Portfolio shareholders as a result of the reorganization. The tax basis of Money Market shares received by a shareholder will be the same as the tax basis of the shareholder's NJ Portfolio shares. In addition, the tax basis of the NJ Portfolio assets in the hands of the Money Market Portfolio as a result of the reorganization will be the same as the tax basis of such assets in the hands of the NJ Portfolio prior to the reorganization. See "Information about the Reorganization."


Investment Policies. The investment policies of the NJ Portfolio and the Money Market Portfolio are relatively similar. Both the NJ Portfolio and the Money Market Portfolio invest primarily in portfolios of high quality short-term municipal obligations. Each Portfolio's dividends are substantially exempt from federal income tax. The NJ Portfolio invests in fixed and variable rate high quality municipal obligations of New Jersey with maturities of one year or less and an average maturity of 90 days or less whose interest is exempt from federal income tax and which are of high quality. The Money Market Portfolio invests in municipal bonds and notes and taxexempt commercial paper within the two highest credit ratings categories. For both Portfolios, the credit quality of municipal obligations is determined by reference to a commercial credit rating service, such as Moody's Investors Service, Inc., or Standard & Poor's Corporation. See "Comparison of Investment Policies."


Purchases. Shares of both the NJ Portfolio and the Money Market Portfolio are sold on a continuous basis at their respective net asset value, which is intended to remain stable at $1.00 per share. The minimum initial investment in each Portfolio is $2,000 and the minimum subsequent investment is $250 (except in the case of certain retirement plans).


Exchange Privileges. Shareholders of both the NJ Portfolio and the Money Market Portfolio may exchange Portfolio shares for shares of a variety of other Calvert Group Funds by paying the applicable sales charge, if any. Each such exchange represents a sale of Portfolio shares, which may produce a gain or loss for tax purposes. The NJ Portfolio and the Money Market Portfolio reserve the right to modify or eliminate this exchange privilege, with 60 days' notice.
Distribution Procedures. Neither the NJ Portfolio nor the Money Market Portfolio Class O shares have a Rule 12b-1 Distribution Fee or a service fee. The Money Market Portfolio also offers another class of shares, Class MMP shares, which are sold with a Rule 12b-1 distribution fee of 0.35% of average daily net assets. Class MMP shares are not offered by this prospectus. Redemption Procedures. At any time, shares of the NJ Portfolio and the Money Market Portfolio may be redeemed by writing a draft or sending a written request by mail. All written orders for redemption, and all accompanying certificates, must be signed by the shareholder and may be required to be signature guaranteed by a commercial bank, savings association, trust company or member firm of any national securities exchange. Further documentation may be required from corporations, fiduciaries, pension plans and institutional investors.
Shares may also be redeemed by telephone or through brokers. Both Portfolios impose a charge of $5.00 for wire transfers of less than $1,000. The NJ Portfolio and the Money Market Portfolio may, after 30 days' notice, close accounts if the value of shares in the account is reduced by redemptions to less than $1,000, and the investor fails to purchase sufficient additional shares.

PORTFOLIO EXPENSE
COMPARISON                          Money Market           NJ Portfolio
                                    Portfolio Class O
                                    Shares
Shareholder Transaction Expenses
Sales Load on Purchases             None                   None
Sales Load on Reinvested Dividends  None                   None
Deferred Sales Load                 None                   None
Redemption Fees                     None                   None
Exchange Fee                        None                   None


Annual Fund Operating Expenses
 - Fiscal Year 1994 (see below)
(as a percentage of net assets)

Management Fees                    0.46%              0.51%
Rule 12b-1 Fees                    None               None
Other Expenses                     0.16%              0.33%
Total Fund Operating Expenses      0.62%              0.84%



C.  Example:  You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
                 (2) redemption at the end of each period:


                          1 Year        3 Years       5 Years       10 Years


Money Market
Portfolio Class O          $6            $20           $35           $77


NJ Portfolio               $9            $27           $47           $104


EXPLANATION OF TABLE: THE PURPOSE OF THE TABLE IS TO ASSIST YOU IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE PORTFOLIOS MAY BEAR DIRECTLY (SHAREHOLDER TRANSACTION COSTS) OR INDIRECTLY (ANNUAL FUND OPERATING EXPENSES).


A. Shareholder Transaction Costs are charges you pay when you buy or sell shares of a Portfolio. If you request a wire redemption of less than $1,000, you will be charged a $5 wire fee.

B. Annual Fund Operating Expenses. Management Fees are paid by the Fund to Calvert Asset Management Company, Inc. ("Investment Advisor") for managing each Portfolio's investments and business affairs, and include an administrative service fee paid to Calvert Administrative Services Company, Inc. Each Portfolio incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees and Other Expenses have already been reflected in the yield for the Money Market Portfolio and are not charged directly to individual shareholder accounts.
C. Example of Expenses. The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown.

The information set forth above with respect to the Money Market Portfolio relates only to Class O shares. The Money Market Portfolio also offers another class of shares, Class MMP shares. Class O Shares and Class MMP shares are the same except Class MMP shares are subject to a Rule 12b-1 distribution fee of 0.35% of average daily net assets.



FINANCIAL HIGHLIGHTS


The following tables provide information about the financial history of the Money Market Portfolio's Class O shares. They express the information in terms of a single share outstanding throughout each period. The tables have been audited by those independent accountants whose report is included in Calvert Tax-Free Reserves Annual Report to Shareholders, for each of the respective periods presented, except the six-month period ended June 30, 1995 which is unaudited. The tables should be read in conjunction with the financial statements and their related notes. The current Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information.




Money Market Portfolio                Six Months Ended
                                       June 30, 1995    Year Ended December 31,
                                         (Unaudited)       1994         1993

Net asset value, beginning of year       $1.000          $1.000       $1.000
Income from investment operations
    Net investment income                  .020            .028         .024
Distributions to shareholders
Dividends from net investment income      (.020)          (.028)       (.024)


Net asset value, end of year             $1.000          $1.000       $1.000

Total return<F1>                          2.03%           2.81%        2.41%
Ratio of expenses to average
  net assets                               .62%(a)         .62%         .60%
Ratio of net investment income to
average net assets                        4.03%(a)        2.75%        2.37%
Net assets, end of year           $1,578,821,440  $1,344,594,922 $1,500,614,262
Number of shares outstanding
at end of year (in thousands)          1,578,904       1,344,668    1,500,557

<F1>Total return has not been audited prior to 1994.

(a) Annualized



Money Market Portfolio                     Year Ended December 31,
                                           1992                        1991

Net asset value, beginning of year         $1.000 $                    1.000
Income from investment operations
  Net investment income                      .031                       .048
Distributions to shareholders
  Dividends from net investment income      (.031)                     (.048)
Net asset value, end of year               $1.000                     $1.000

Total return<F2>                            3.18%                      4.96%

Ratio of expenses to average
  net assets                                 .59%                       .61%
Ratio of net investment
income to average net assets                3.10%                      4.79%
Net assets, end of year               $1,552,105,640.00      $1,382,329,562.00
Number of shares outstanding
  at end of year (in thousands)          1,552,061.00           1,382,288.00

<F2>Total return has not been audited prior to 1994.



Money Market Portfolio                             Year Ended December 31,
                                                  1990               1989
Net asset value, beginning of year               $1.000            $1.000
Income from investment operations
  Net investment income                           .059               .063
Distributions to shareholders
  Dividends from net investment income           (.059)             (.063)
Net asset value, end of year                    $1.000             $1.000
Total return<F3>                                 6.04%              6.47%
Ratio of expenses to average
  net assets                                      .63%               .62%
Ratio of net investment income
  to average net assets                          5.85%              6.22%
Net assets, end of year                 $1,071,718,868.00       $952,346,922.00
Number of shares outstanding
  at end of year (in thousands)              1,071,678.00          952,257.00

<F3>Total return has not been audited prior to 1994.



Money Market Portfolio                             Year Ended December 31,
                                                  1988                 1987

Net asset value, beginning of year               $1.000              $1.000
Income from investment operations
  Net investment income                            .052                .046
Distributions to shareholders
  Dividends from net investment income           (.052)               (.046)
Net asset value, end of year                    $1.000                1.000
Total return<F4>                                 5.31%                4.62%
Ratio of expenses to average
  net assets                                      .62%                 .62%
Ratio of net investment income
  to average net assets                          5.19%                4.56%
Net assets, end of year                    $823,759,105.00     $688,967,210.00
Number of shares outstanding
  at end of year (in thousands)              823,696.00           688,986.00

<F4>Total return has not been audited prior to 1994.


Money Market Portfolio                             Year Ended
December 31,
                                                   1986               1985
Net asset value, beginning of year                $1.000             $1.000
Income from investment operations
  Net investment income                             .048               .054
Distributions to shareholders
  Dividends from net investment income             (.048)             (.054)
Net asset value, end of year                      $1.000             $1.000
Total return<F5>                                   4.77%              5.39%
Ratio of expenses to average
  net assets                                        .67%               .71%
Ratio of net investment income
  to average net assets                            4.66%              5.22%
Net assets, end of year                     $519,491,108.00    $306,432,253.00
Number of shares outstanding
  at end of year (in thousands)               519,399.00            306,411.00

<F5> Total return has not been audited prior to 1994.



                       COMPARISON OF INVESTMENT POLICIES


The Money Market Portfolio. The Money Market Portfolio investment objective is to earn the highest level of interest income exempt from federal income tax. Municipal obligations in which the Portfolio invests are short-term, fixed and variable rate instruments of minimal credit risk and of high quality. Short-term obligations have remaining maturities of one year or less. The Money Market maintains an average weighted maturity of 90 days or less.


In pursuing its objective, the Money Market Portfolio invests primarily in a diversified portfolio of municipal obligations whose interest is exempt from federal income tax. Municipal obligations in which the Portfolio invests are short-term, fixed and variable rate instruments of minimal credit risk and of high quality. Short-term obligations have remaining maturities of one year or less. The Money Market maintains an average weighted maturity of 90 days or less.


The Money Market Portfolio invests in municipal bonds and notes and tax-exempt commercial paper within the two highest credit rating categories or, if unrated, are determined by the Advisor to be of comparable quality. The credit quality of municipal obligations is determined by reference to a commercial credit rating service, such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. In the case of any instrument that is not rated, credit quality is determined by the Advisor under the supervision of the Board of Trustees. There is no limitation on the percentage of the Portfolio's assets which may be invested in unrated obligations; such obligations may be less liquid than rated obligations of comparable quality.


The NJ Portfolio. The NJ Portfolio seeks to earn the highest level of interest income exempt from federal income tax and the New Jersey Gross Income Tax as is consistent with prudent investment management, preservation of capital and the quality and maturity characteristics of the NJ Portfolio.


The NJ Portfolio is non-diversified and invests primarily in municipal obligations whose interest is exempt from federal and New Jersey state income tax. Municipal obligations in which the NJ Portfolio invests are short-term, fixed and variable rate instruments of minimal credit risk and of high quality. Short-term obligations have remaining maturities of one year or less. The NJ Portfolio maintains an average weighted maturity of 90 days or less.


Under normal market conditions, the NJ Portfolio attempts to invest all of its assets in tax-exempt obligations of the State of New Jersey and its political subdivisions ("New Jersey Municipal Obligations"). If at any time New Jersey Municipal Obligations become unavailable, the NJ Portfolio could, to the extent permissible, invest in debt obligations issued by other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations").


Dividends paid by the NJ Portfolio which are derived from interest attributable to New Jersey Municipal Obligations will be exempt from federal and New Jersey state personal income taxes. Dividends derived from interest on tax-exempt obligations of other governmental issues will be exempt form federal income tax, but will be subject to New Jersey state income taxes.


Since the NJ Portfolio is non-diversified, it may invest in fewer issuers than if it were diversified. Accordingly, the NJ Portfolio's performance may be more directly impacted by changes in conditions affecting those issuers than it would be if the NJ Portfolio were investing in a greater number of issuers.


The NJ Portfolio invests in municipal bonds and notes and tax-exempt commercial paper within the two highest credit ratings categories for example, AA and AAA (or Aa and Aaa) for municipal bonds and A-1 and A2 (or P-1 and P-2) for tax-exempt commercial paper. These obligations are judged to be of high quality.


There is no limitation on the percentage of the NJ Portfolio assets that may be invested in unrated obligations; such obligations may be less liquid than rated obligations of comparable quality.


The NJ Portfolio may temporarily borrow money from banks to meet redemption requests, but such borrowing may not exceed 10% of the value of the NJ Portfolio's total assets.


Both Portfolios. Both Portfolios may invest in floating rate and variable rate demand notes. These notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer.


Both Portfolios may invest in structured money market instruments where the underlying security is a municipal lease. Generally, such instruments are structured as tax-exempt commercial or variable rate demand notes, and are usually secured by an unconditional letter of credit. In the unlikely event that the letter of credit is not honored, the lease would present special risks, such as the chance that the municipality might not appropriate funding for the lease payments. Thus, the Advisor considers risk of cancellation in its investment analysis. Certain leases may be considered illiquid. In all cases, the Money Market Portfolio invests only in high-quality instruments (rated in one of the two highest rating categories) that meet the requirements of the Securities and Exchange Commission's Rule 2a-7 regarding credit quality and maturity.


Both Portfolios may purchase when-issued securities. New issues of municipal obligations are offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days after the date of the transaction. The payment obligations and the yield that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Money Market Portfolio will only make commitments to purchase such securities with the intention of actually acquiring the securities, but it may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.


For liquidity purposes or pending the investment of the proceeds of the sale of its shares, each Portfolio may invest in and derive up to 20% of its income from taxable short-term money market type investments. Interest earned from such taxable investments will be taxable to the shareholder as ordinary income unless the shareholder is otherwise exempt from the transaction.


Each Portfolio may invest in variable and floating rate obligations. Variable rate obligations have a yield which is adjusted periodically based upon changes in the level of prevailing interest rates. Floating rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when that rate changes. Variable and floating rate obligations lessen the capital fluctuations usually inherent in fixed income investments, to diminish the risk of capital depreciation of investments and shares; but this also means that should interest rates decline, the yield of the Portfolio will decline and the Portfolio would not have as many opportunities for capital appreciation of Portfolio investments.


Differences in Investment Restrictions. As a state-specific money market mutual fund, the NJ Portfolio seeks to earn the highest level of interest income exempt from federal income tax and the New Jersey Gross Income Tax, as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristic of the NJ Portfolio. The Money Market Portfolio is a so-called "national" money market portfolio which seeks to earn the highest interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Money Market Portfolio. Investments made by the Money Market Portfolio, while generally exempt from federal income tax, are not exempt from the New Jersey Gross Income Tax.


One of the more significant differences between the NJ Portfolio and the Money Market Portfolio is, that as described above, the NJ Portfolio is not diversified like the Money Market
Portfolio. This means that the NJ Portfolio invests primarily in municipal obligations whose interest is exempt from federal and New Jersey state income tax. Since the NJ Portfolio is non-diversified, it may invest in fewer issuers than if it were diversified. As a result the NJ Portfolio's performance may be more directly impacted by changes in conditions affecting those issuers than it would be if the portfolio were investing in a greater number of issuers.



                      INFORMATION ABOUT THE REORGANIZATION


Plan of Reorganization. The proposed Agreement and Plan of Reorganization (the "Agreement" or "Plan") provides that the Money Market Portfolio will acquire all the assets and liabilities of the NJ Portfolio in exchange for Class O shares of the Money Market Portfolio on the Closing Date (as defined in Section 2(b) of the Plan). A copy of the Plan is attached as Exhibit A to this Proxy Statement. The number of full and fractional Money Market Class O shares to be issued to shareholders of the NJ Portfolio will equal the value of the shares of the NJ Portfolio outstanding immediately prior to the reorganization. Portfolio securities of the NJ Portfolio and the Money Market Portfolio will be valued in accordance with the valuation practices of the Money Market Portfolio which are described in the Money Market Portfolio prospectus. At the time of the reorganization, the Money Market Portfolio will assume and pay all of the NJ Portfolio's obligations and liabilities. The reorganization will be accounted for by the method of accounting for tax-free reorganizations of investment companies, sometimes referred to as the pooling without restatement method.


As soon as practicable after the Closing Date, the NJ Portfolio will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the full and fractional Class O shares of the Money Market Portfolio at an aggregate net asset value equal to the value of the shareholder's investment in the NJ Portfolio next determined after the effective time of the transaction. This method of valuation is also consistent with interpretations of Rule 22c-1 under the Investment Company Act of 1940 by the Securities and Exchange Commission's Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Money Market Portfolio in the name of such NJ Portfolio shareholders, each representing the respective pro rata number of full and fractional shares of the Money Market Portfolio due the shareholder.



The consummation of the Plan is subject to the conditions set forth in the Agreement. The Plan may be terminated and the reorganization abandoned at any time before or after approval by NJ Portfolio shareholders, prior to the Closing Date by mutual consent of the NJ Portfolio and the Money Market Portfolio, or by either if any condition set forth in the Plan has not been fulfilled or is waived by the party entitled to its benefits. In accordance with the Plan, the NJ Portfolio will be responsible for payment of expenses incurred in connection with the reorganization.


Description of Money Market Portfolio Class O Shares. Full and fractional Class Oshares of the Money Market Portfolio will be issued to NJ Portfolio shareholders in accordance with the procedures under the Plan as described above. Each share will be fully paid and non assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.


Federal Income Tax Consequences. The Plan is a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code. The Plan is conditioned upon receipt by the NJ Portfolio of an opinion of counsel to the NJ Portfolio, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, current administrative rules and court decisions, for federal income tax purposes: (1) no gain or loss will be recognized by the NJ Portfolio or the Money Market Portfolio upon the transfer of NJ Portfolio assets to, and the assumption of its liabilities by, the Money Market Portfolio in exchange for the Money Market Portfolio's shares (Section 1032(a)); (2) no gain or loss will be recognized by shareholders of the NJ Portfolio upon the exchange of NJ Portfolio shares for the Money Market Portfolio's Class O shares (Section 361(a));
(3) the basis and holding period immediately after the reorganization for the Money Market shares received by each NJ Portfolio shareholder pursuant to the reorganization will be the same as the basis and holding period of the NJ Portfolio shares held immediately prior to the exchange (Sections 354, 1223(1)); and (4) the basis and holding period immediately after the reorganization of the NJ Portfolio assets acquired by the Money Market Portfolio will be the same as the basis and holding period of such assets of the NJ Portfolio immediately prior to the reorganization (Sections 362(b), 1223(2)).

Capitalization. The following table shows the capitalization of the NJ Portfolio and the Money Market Portfolio as of October
31, 1995, and on a pro forma basis as of the date of the proposed acquisition of assets at net asset value:


                                      The Money Market
                The NJ Portfolio     Portfolio, Class O     Proforma Combined*

Net Assets      $32,113,347.00     $1,910,809,093.00       $1,942,922,440.00
Net Asset
  Value Per
  Share         $1.00              $1.00                   $1.00
Total Capital
  Stock         $32,119,688.00     $1,910,919,688.00       $1,943,039,376.00


*The Pro Forma combined net assets does not reflect adjustments with respect to distributions prior to the reorganization. For each one share of the NJ Portfolio shares owned, shareholders of the NJ Portfolio would receive pro forma approximately one Class O share of the Money Market Portfolio. The actual exchange ratio will be determined based on the relative net asset value per share on the acquisition date.




                 COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS


Both Portfolios are series of CTFR, an open-end management investment company organized as a Massachusetts business trust and thus have the same Declaration of Trust and Bylaws.



INFORMATION ABOUT THE PORTFOLIOS


The Money Market Portfolio. Information about the Money Market Portfolio's Class O shares is included in its current prospectus dated April 30, 1995, a copy of which is included with this proxy statements and incorporated by reference into it. Additional information about the Money Market Portfolio is included in the Statement of Additional Information also dated April 30, 1995, which has been filed with the Securities and Exchange Commission and is incorporated by reference in this proxy statement. Copies of the Statement of Additional Information may be obtained without charge by writing to the Money Market Portfolio at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling (800) 368-2748. The Money Market Portfolio files proxy material, reports and other information with the Securities and Exchange Commission. These reports may be inspected and copied at the Public Reference facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of the material may also be obtained from the Office of Consumer Affairs and Information Services of the Securities and Exchange Commission at prescribed rates.


The NJ Portfolio. Information concerning the operations and management of the NJ Portfolio is incorporated by reference into this proxy statement from the NJ Portfolio's current Prospectus and Statement of Additional Information, each dated April 30, 1995. Copies may be obtained without charge by writing the NJ Portfolio at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling (800) 3682748. Reports and other information filed by The NJ Portfolio can be inspected and copied at the Public
Reference Branch maintained by the Securities and Exchange
Commission, located at 450 Fifth Street, N.W., Washington, D.C.
20549. Copies of material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and
Information Services, Securities and Exchange Commission,
Washington, D.C. 20549.


                               VOTING INFORMATION


Proxies from the shareholders of the NJ Portfolio are being solicited by the Trustees of CTFR for the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:00 a.m. on ___________________, 1996, or at such later time or date made necessary by any adjournment(s). A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to William M. Tartikoff, Esq., Secretary of the NJ Portfolio, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Plan. Approval of the Plan will require the affirmative vote of the holders of at least a majority of the outstanding shares of the NJ Portfolio entitled to vote at the meeting.


Proxies are solicited by mail. Additional solicitations may be made by telephone, computer communications, facsimile or other such means, or by personal contact by officers or employees of Calvert Group and its affiliates or by proxy soliciting firms retained for this purpose. The NJ Portfolio will bear the solicitation costs.


Shareholders of the NJ Portfolio of record at the close of business on _______ __, 199__ ("record date") are entitled to notice of and to vote at the Special Meeting or any adjournment
(s) thereof. The holders of a majority of the shares of the NJ Portfolio outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the meeting; however, as noted above, the affirmative vote of the holders of at least a majority of the shares outstanding at the close of business on the record date is required to approve the reorganization. Shareholders are entitled to one vote for each share held. As of October 31, 1995, as shown on the books of the NJ Portfolio, there were issued and outstanding _______________ shares of the NJ Portfolio. The votes of the shareholders of the Money Market Portfolio are not being solicited since their approval or consent is not necessary for this transaction.


As of November 29, 1995, the officers and Trustees of the NJ
Portfolio as a group beneficially owned less than 1% of the outstanding shares of the NJ Portfolio, and no persons owned 5% or more of the outstanding shares.


                                  ADJOURNMENT


In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting.

By Order of the Board of Trustees





William M. Tartikoff, Esq.
Secretary


The Trustees of CTFR, Including the Independent Trustees,
Recommend a Vote FOR Approval of the Plan.

                                                           Exhibit A


                      AGREEMENT AND PLAN OF REORGANIZATION


This AGREEMENT AND PLAN OF REORGANIZATION, dated as of November 27, 1995 is by and between Calvert Tax-Free Reserves ("CTFR"), a Massachusetts business trust, on behalf of its New Jersey Money Market Portfolio series (the "NJ Portfolio"), and CTFR's Money Market Portfolio series (the "Money Market Portfolio").


In consideration of the mutual promises contained in this Agreement, the parties agree as follows:


1.  SHAREHOLDER APPROVAL


Approval by Shareholders. A meeting of the shareholders of the NJ Portfolio shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement and Plan of Reorganization (the "Agreement" or "Plan"). The NJ Portfolio shall furnish to the Money Market Portfolio such data and information as shall be reasonably requested by the Money Market Portfolio for inclusion in the information to be furnished to its shareholders in connection with the meeting.


2.  REORGANIZATION


(a) Plan of Reorganization. The NJ Portfolio will convey, transfer, and deliver to the Money Market Portfolio all of the then-existing assets of the NJ Portfolio at the closing provided for in Section 2(b) of this Agreement (the "Closing"). In consideration thereof, the Money Market Portfolio agrees to the following:


(i) to assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section
2(b)), all of the NJ Portfolio's obligations and liabilities, whether absolute, accrued, contingent, or otherwise; and


(ii) to deliver to the NJ Portfolio in exchange for the assets the number of Class "O" shares of beneficial interest of Money Market Portfolio ("Money Market Shares") to be determined as follows: In accordance with Section 3 of this Agreement, the number of shares shall be determined by dividing the per share net asset value of Money Market Shares (rounded to the nearest mill) by the net asset value per share of the NJ Portfolio (rounded to the nearest mill) and multiplying the quotient by the number of outstanding shares of the NJ Portfolio as of the close of business on the closing date.


(b) Closing and Effective Time of the Reorganization. The
Closing shall occur at the "Effective Time of the Reorganization," which shall be either


(i) the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the NJ Portfolio at which the Plan will be considered, or


(ii) such later date as the parties may mutually agree.


3.  VALUATION OF NET ASSETS


(a) The value of the NJ Portfolio's net assets to be transferred to the Money Market Portfolio under this Agreement shall be computed as of the close of business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in the Money Market's prospectus.


(b) The net asset value per share of Money Market Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by the Money Market Portfolio's Treasurer using the same valuation procedures as set forth in the Money Market Portfolio's prospectus.


(c) A copy of the computation showing in reasonable detail the valuation of the NJ Portfolio's net assets to be transferred to the Money Market Portfolio pursuant to paragraph 2 of this Agreement, certified by the Treasurer of the NJ Portfolio, shall be furnished by the NJ Portfolio to the Money Market Portfolio at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Money Market
Shares pursuant to paragraph 2 of this Agreement, certified by the Treasurer of the Money Market Portfolio, shall be furnished by the Money Market Portfolio to the NJ Portfolio at the Closing.


4.  LIQUIDATION AND DISSOLUTION


(a) As soon as practicable after the Closing Date, the New Jersey Portfolio will distribute pro rata to NJ Portfolio shareholders of record as of the close of business on the Closing Date the shares of the Money Market Portfolio received by the NJ Portfolio pursuant to this Section. Such liquidation and distribution will be accompanied by the establishment of Shareholder accounts on the share records of the Money Market Portfolio in the names of each such shareholder of the NJ Portfolio, representing the respective pro rate number of full shares and fractional interests in Class O shares of the Money Market Portfolio due to each. No such shareholder accounts shall be established by the Money Market Portfolio or its transfer agent for the Money Market Portfolio except pursuant to written instructions from CTFR, and CTFR agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former NJ Portfolio shareholder a pro rata share of the number of Class O shares of Money Market Portfolio received pursuant to Section 2(a) of this Agreement.


(b) Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by the Money Market Portfolio or its transfer agent to each shareholder of the NJ Portfolio receiving such distribution of shares of the Money Market Portfolio informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.


(c) Following the Closing Date and until surrendered, each outstanding share certificate representing shares of the NJ
Portfolio shall be deemed for all purposes to evidence ownership of shares of the Money Market Portfolio that the holder is entitled to receive in exchange for the certificate. The shares of the Money Market Portfolio that the holder is entitled to receive with respect to the NJ Portfolio's share certificates not yet surrendered will be held by the Money Market Portfolio's transfer agent on behalf of the shareholder, but may not be transferred or redeemed until surrender of the NJ Portfolio's share certificates in proper form for transfer to the Money
Market Portfolio's transfer agent or, in lieu thereof, the posting of a lost certificate bond or other surety instrument deemed acceptable to the Money Market Portfolio's transfer agent. All of the Money
Market Portfolio's distributions attributable to the shares represented by the share certificates of the NJ Portfolio retained by shareholders will be paid to the shareholder in cash or invested in additional shares of the Money Market Portfolio at the net asset value in effect on the respective payment dates in accordance with instructions previously given by the shareholder to CTFR's transfer agent. Share certificates representing holdings of shares of the Money Market Portfolio shall not be issued unless requested by the shareholder and, if such a request is made, share certificates of the Money Market
Portfolio will be issued only for full shares of the Money
Market Portfolio and any fractional interests in shares shall be credited in the shareholder's account with the Money Market
Portfolio.


(d) As promptly as is practicable after the liquidation of the NJ Portfolio, and in no event later than 12 months from the date of this Agreement, the NJ Portfolio shall be terminated pursuant to the provisions of the Plan.


(e) Immediately after the Closing Date, the share transfer books of the NJ Portfolio shall be closed and no transfer of shares shall thereafter be made on those books.



5.  TRUST; BY-LAWS


(a) Declaration of Trust. The Declaration of Trust of CTFR, which governs the Money Market Portfolio and the NJ Portfolio, as in effect immediately prior to the Effective Time of the Reorganization shall continue to be the Declaration of Trust until amended as provided by law.


(b) By-laws. The By-laws of CTFR, which govern the Money Market Portfolio and the NJ Portfolio, in effect at the Effective Time of the Reorganization shall continue to be the By-laws of the Money Market Portfolio and the NJ Portfolio until the same shall thereafter be altered, amended, or repealed in accordance with the Trust Indenture or said By-laws.



6.  REPRESENTATIONS AND WARRANTIES OF THE MONEY MARKET PORTFOLIO


(a) Organization, Existence, etc. The Money Market Portfolio is a duly organized series of the CTFR, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to carry on its business as it is now being conducted. Currently, the Money Market Portfolio is not qualified to do business as a foreign corporation under the laws of any jurisdiction. The Money Market Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.


(b) Registration as Investment Company. CTFR, of which the Money Market Portfolio is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.


(c) Capitalization. The authorized capital stock of the Money Market Portfolio consists of an unlimited number of shares of beneficial interest, no par value, of which as of October 31, 1995, ___________ shares were outstanding and no shares were held in the treasury of the Money Market Portfolio. All of the outstanding shares of the Money Market Portfolio have been duly authorized and are validly issued, fully paid and non-assessable. Since the Money Market Portfolio is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.


(d) Financial Statements. The financial statements of the Money Market Portfolio for the year ended December 31, 1994 (the "Money Market Portfolio Financial Statements"), delivered to CTFR herewith, fairly present the financial position of the Money Market Portfolio as of December 31, 1994 and the results of its operations and changes in its net assets for the year then ended.


(e) Shares to be Issued Upon Reorganization. Money Market Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.


(f) Authority Relative to this Agreement. CTFR has the power to enter into the Plan on behalf of its series Money Market Portfolio and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Trustees of CTFR and no other proceedings by the Money Market Portfolio are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. The Money Market Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree which would be violated by its executing and carrying out the Plan.


(g) Liabilities. There are no liabilities of CTFR on behalf of its series the Money Market Portfolio, whether or not determined or determinable, other than liabilities disclosed or provided for in the Money Market Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 1994 or otherwise previously disclosed to CTFR, none of which has been materially adverse to the business, assets or results of operations of the Money Market Portfolio.


(h) Litigation. To the knowledge of CTFR there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Money Market Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.
(i) Contracts. Except for contracts and agreements previously disclosed to CTFR under which no default exists, the Money Market Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.


(j) Taxes. The federal income tax returns of CTFR have been filed for all taxable years to and including December 31, 1994, and all taxes payable pursuant to such returns have been paid. CTFR has qualified as a regulated investment company under the Internal Revenue Code in respect to each taxable year of CTFR since commencement of its operations.


(k) Registration Statement. CTFR shall have filed with the Securities and Exchange Commission (the "Commission") a "Registration Statement" under the Securities Act of 1933, as amended ("Securities Act") relating to the shares of capital stock of CTFR issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement


(i) will comply in all material respects with the provisions of the
Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and


(ii) will not contain an untrue statement of material fact or omit to state a material act required to be stated therein or necessary to make the statements therein not misleading.


Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the "Prospectus" and "Statement of Additional Information" included therein, as amended or supplemented by any amendments or supplements filed by CTFR, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by CTFR for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).



7.  REPRESENTATIONS AND WARRANTIES OF THE NJ PORTFOLIO


(a) Organization, Existence, etc. NJ Portfolio is a duly organized series of the CTFR, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and has the power to carry on its business as it is now being conducted. Currently, CTFR is not qualified to do business as a foreign corporation under the laws of any jurisdiction. CTFR has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.


(b) Registration as Investment Company. CTFR, of which the NJ
Portfolio is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.


(c) Capitalization. The NJ Portfolio has an unlimited number of shares of beneficial interest, no par value, of which as of October 31, 1995, ________________ shares were outstanding and no shares were held in the treasury of the NJ Portfolio. Since the NJ Portfolio is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the NJ Portfolio may change prior to the Effective Date of the Reorganization.


(d) Financial Statements. The financial statements of the NJ Portfolio for the year ended December 31, 1994 (the "NJ
Portfolio Financial Statements"), previously delivered to the Money Market Portfolio, fairly present the financial position of The NJ Portfolio as of that date, and the results of its operations and changes in its net assets for the year then ended.


(e) Authority Relative to the Plan. CTFR has the power to enter into the Plan on behalf of the NJ Portfolio and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Trustees of CTFR and, except for approval by the holders of its shares, no other proceedings by CTFR are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. CTFR is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.


(f) Liabilities. There are no liabilities of CTFR whether or not determined or determinable, other than liabilities disclosed or provided for in the NJ Portfolio Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 1994 or otherwise previously disclosed to the Money Market Portfolio none of which has been materially adverse to the business, assets, or results of operations of the NJ Portfolio.


(g) Litigation. To the knowledge of CTFR there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the NJ Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.


(h) Contracts. Except for contracts and agreements previously disclosed to the Money Market Portfolio under which no default exists, CTFR on behalf of the NJ Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.


(i) Taxes. The federal income tax returns of the NJ Portfolio have been filed for all taxable years to and including the taxable year ended December 31, 1994 and all taxes payable pursuant to such returns have been paid. The NJ Portfolio has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of the NJ Portfolio since commencement of its operations.


(j) Portfolio Securities. All securities to be listed in the schedule of investments of the NJ Portfolio as of the Effective Time of the Reorganization will be owned by CTFR on behalf of the NJ Portfolio free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.


(k) Registration Statement. CTFR will cooperate with the Money Market Portfolio in connection with the Registration Statement referred to in Section 6(k) of this Agreement, and will furnish to the Money Market Portfolio the information relating to the NJ Portfolio required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the NJ Portfolio,


(i) will comply in all material respects with the provisions of the Securities Act and its Regulations, and

(ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.


Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section I and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by Money Market, insofar as it relates to the NJ Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by CTFR for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).



8.  CONDITIONS TO OBLIGATIONS OF THE NJ PORTFOLIO


The obligations of the NJ Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:


(a) Shareholder Approval. The Plan shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of the NJ Portfolio.


(b) Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, the NJ Portfolio shall have complied with each of its responsibilities under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of the NJ Portfolio since December 31, 1994 As of the Effective Time of the Reorganization, the NJ Portfolio shall have received a certificate from the Money Market Portfolio satisfactory in form and substance to the NJ Portfolio indicating that it has met the terms stated in this Section.


(c) Regulatory Approval. The Registration Statement referred to in Section 6(k) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.


(d) Tax Opinion. CTFR shall have received the opinion of counsel, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to CTFR, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the NJ Portfolio and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the NJ Portfolio in connection with the Reorganization, and on such other written representations as CTFR and the NJ Portfolio, respectively, will have verified as of the Effective Time of the Reorganization. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:


(i) neither the NJ Portfolio nor the Money Market Portfolio will recognize any gain or loss upon the transfer of the assets of the NJ Portfolio to and the assumption of its liabilities by the Money Market Portfolio in exchange for the Money Market Shares and upon the distribution (whether actual or constructive) of the Money Market Shares to its shareholders in exchange for their shares of capital stock of the NJ Portfolio;

(ii) the shareholders of the NJ Portfolio who receive Money Market Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the NJ Portfolio for Money Market Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;


(iii) the basis of Money Market Shares received by the NJ
Portfolio's shareholders will be the same as the basis of the shares of capital stock of the NJ Portfolio surrendered in the exchange; and


(iv) the basis of the NJ Portfolio assets acquired by the Money
Market Portfolio will be the same as the basis of such assets to the NJ Portfolio immediately prior to the Reorganization.



9.  CONDITIONS TO OBLIGATIONS OF THE MONEY MARKET PORTFOLIO


The obligations of the Money Market Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:


(a) Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Money Market Portfolio shall have complied with each of its obligations under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Money Market Portfolio since December 31, 1994. The Money Market Portfolio shall have received a certificate from the NJ Portfolio satisfactory in form and substance to the Money Market Portfolio indicating that it has met the terms stated in this Section.


(b) Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under state securities laws considered to be necessary shall have been obtained.


(c) Tax Opinion. The Money Market Portfolio shall have received the opinion of counsel, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Money Market Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the NJ Portfolio and the shareholders of the NJ Portfolio. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the NJ Portfolio in connection with the Reorganization, and on such other written representations as CTFR and the Money Market Portfolio, respectively, will have verified as of the Effective Time of the Reorganization. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:


(i) neither the NJ Portfolio nor the Money Market Portfolio will recognize any gain or loss upon the transfer of the assets of the NJ Portfolio to, and the assumption of its liabilities by, the Money Market Portfolio in exchange for Money Market Shares and upon the distribution (whether actual or constructive) of Money Market Shares to its shareholders in exchange for their shares of beneficial interest of t he NJ Portfolio;


(ii) the shareholders of the NJ Portfolio who receive Money
Market
Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the NJ Portfolio for Money Market Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;


(iii) the basis of Money Market Shares received by the NJ
Portfolio's shareholders will be the same as the basis of the shares of capital stock of the NJ Portfolio surrendered in the exchange; and


(iv) the basis of the NJ Portfolio assets acquired by the Money
Market Portfolio will be the same as the basis of such assets to the NJ Portfolio immediately prior to the Reorganization.



10.  AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS,
WARRANTIES AND REPRESENTATIONS


(a) The parties hereto may, by agreement in writing authorized by the Board of Trustees, amend the Plan at any time before or after approval of the Plan by shareholders of the NJ Portfolio, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.


(b) At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.


(c) The NJ Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Money Market Portfolio if (i) a material condition to its performance under this Agreement or a material covenant of the Money Market Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Money Market Portfolio.


(d) The Money Market Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the NJ Portfolio if (i) a material condition to its performance under this Agreement or a material covenant of the NJ Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the NJ Portfolio.


(e) The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of the NJ Portfolio, without liability on the part of either party hereto or its respective trustees, officers, or shareholders, and shall be terminated without liability as of the close of business on December 31, 1996 if the Effective Time of the Reorganization is not on or prior to such date.


(f) No representations, warranties, or covenants in or pursuant to the Plan (including certificates of officers) shall survive the Reorganization.



11.  EXPENSES


The NJ Portfolio and the Money Market Portfolio will bear their own expenses incurred in connection with this Reorganization.



12.  GENERAL
This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Portfolio and delivered to each of the parties hereto. The headings contained in the Plan or for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.


IN WITNESS WHEREOF, CTFR has caused the Plan to be executed on behalf of its NJ Portfolio and Money Market Portfolios by the Chairman, President, or a Vice President, and its seals to be affixed hereto and attested by the Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.



Attest:          CALVERT TAX-FREE RESERVES NEW JERSEY
                 MONEY MARKET PORTFOLIO
By:
                 Clifton S. Sorrell, President








Attest:          CALVERT TAX-FREE RESERVES
                 MONEY MARKET PORTFOLIO





By:
                 Clifton S. Sorrell, President

                      STATEMENT OF ADDITIONAL INFORMATION


                          ____________________, 199___


                          Acquisition of the Assets of
                          CALVERT TAX-FREE RESERVES--
                       NEW JERSEY MONEY MARKET PORTFOLIO
                            4550 Montgomery Avenue,
                             Suite 1000N Bethesda,
                                 Maryland 20814


                        By and in Exchange for Shares of


               CALVERT TAX-FREE RESERVES--MONEY MARKET PORTFOLIO
                      4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814


         This Statement of Additional Information dated _______ ___, 199___, relates to the proposed transfer of assets of Calvert Tax-Free Reserves--New Jersey Money Market Portfolio to Calvert Tax-Free Reserves Money Market Portfolio. The Statement consists of this cover page and the Statement of Additional Information of Calvert Tax-Free Reserves Money Market Portfolio dated April 30, 1995, and an unaudited balance sheet and statement of operations for the Calvert Tax-Free Reserves Money Market Portfolio as of June 30, 1995.


         This Statement of Additional information is not a prospectus.
A Prospectus/Proxy Statement dated ___________ ___, 199___, relating to the above-referenced matter may be obtained from The Calvert Group,
Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. This Statement of Additional information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.


         The date of this Statement of Information is ____________ ___, 199___.

                        Calvert Tax-Free Reserves
                          Money Market Portfolio
                          Limited-Term Portfolio

                   Statement of Additional Information

                              April 30, 1995

INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
217 Redwood Street
Baltimore, Maryland 21202-3316

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TABLE OF CONTENTS

Investment Objective                                 1
Investment Policies                                  1
Investment Restrictions                              3
Purchases and Redemptions of Shares                  4
Reduced Sales Charges (Class A)                      5
Dividends and Distributions                          5
Tax Matters                                          6
Valuation of Shares                                  7
Calculation of Yield and Total Return                8
Advertising                                          10
Trustees and Officers                                10
Investment Advisor                                   13
Administrative Services                              14
Independent Accountants and Custodians               14
Method of Distribution                               14
Portfolio Transactions                               15
General Information                                  16
Financial Statements                                 16
Appendix                                             16



STATEMENT OF ADDITIONAL INFORMATION-April 30, 1995

                        CALVERT TAX-FREE RESERVES
                          Money Market Portfolio
                          Limited-Term Portfolio
             4550 Montgomery Avenue, Bethesda, Maryland 20814

New Account Information:       (800) 368-2748
(301) 951-4820
Shareholder Services:          (800) 368-2745
(301) 951-4810
Broker Services:                       (800) 368-2746
(301) 951-4850
TDD for the Hearing-Impaired:
(800) 541-1524

         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Calvert Tax-Free Reserves Prospectus, dated April 30, 1995, which may be obtained free of charge by writing the Fund at the above address or calling the telephone numbers listed above.

                           INVESTMENT OBJECTIVE

         The Money Market and Limited-Term Portfolios (the "Portfolios") are series of Calvert Tax-Free Reserves (the "Fund"), and are designed to provide individual and institutional investors in higher tax brackets with the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics prescribed for each Portfolio. The Money Market Portfolio further seeks to maintain a constant net asset value of $1.00 per share. There is, of course, no assurance that the Portfolios will be successful in meeting their investment objectives or maintaining the Money Market Portfolio's net asset value constant at $1.00 per share because there are inherent risks in the ownership of any investment.
         Dividends paid by the Portfolios will fluctuate with income earned on investments. In addition, the dividends and distributions paid and the value of each share will vary by class of shares; the value of the Limited-Term Portfolio's shares will fluctuate to reflect changes in the market value of the Portfolio's investments. The Portfolios will attempt, through careful management and diversification, to reduce these risks and enhance the opportunities for higher income and greater price stability.

                           INVESTMENT POLICIES

         The Money Market Portfolio and Limited-Term Portfolio each invest primarily in a diversified portfolio of municipal obligations whose interest is exempt from federal income tax. The Portfolios differ in their anticipated income yields, quality, length of average weighted maturity, and capital value volatility. A complete explanation of municipal obligations and municipal bond and note ratings is set forth in the Appendix.
         The credit rating of each Portfolio's assets as of its most recent fiscal year-end appears in the Annual Report to Shareholders, incorporated by reference herein.

Variable Rate Demand Notes
         The Board of Trustees has approved investments in floating and variable rate demand notes upon the following conditions: the Fund has right of demand, upon notice not to exceed thirty days, against the issuer to receive payment; the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates. The remaining maturity of such demand notes is deemed the period remaining until such time as the Fund has the right to dispose of the notes at a price which approximates par and market value.

Municipal Leases
The Portfolio may invest in municipal leases, or structured instruments where the underlying security is a municipal lease. A municipal lease is an obligation of a government or governmental authority, not subject to voter approval, used to finance capital projects or equipment acquisitions and payable through periodic rental payments. The Portfolio may purchase unrated leases. The Fund's Advisor, under the supervision of the Board of Trustees/Directors, is responsible for determining the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Certain municipal leases may be considered illiquid and subject to the Portfolio's limit on illiquid securities. The Board of Trustees/Directors has directed the Advisor to treat a municipal lease as a liquid security if it satisfies the following conditions: (A) such treatment must be consistent with the Portfolio's investment restrictions; (B) the Advisor should be able to conclude that the obligation will maintain its liquidity throughout the time it is held by the Portfolio, based on the following factors: (1) whether the lease may be terminated by the lessee; (2) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (3) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); (4) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"), and (5) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease; (C) the Advisor should determine whether the obligation can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued it for purposes of calculating the Portfolio's net asset value, taking into account the following factors: (1) the frequency of trades and quotes;
(2) the volatility of quotations and trade prices; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); (6) the rating of the security and the financial condition and prospects of the issuer; and (7) other factors relevant to the Portfolio's ability to dispose of the security; and (D) the Advisor should have reasonable expectations that the municipal lease obligation will maintain its liquidity throughout the time the instrument is held by the Portfolio.

Obligations with Puts Attached
         The Fund has authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when it can acquire at the same time the right to sell the securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put." A Portfolio may not acquire obligations subject to puts if immediately thereafter, with respect to 75% of the total amortized cost value of its assets, that Portfolio would have more than 5% of its assets invested in securities underlying puts from the same institution. A Portfolio may, however, invest up to 10% of its assets in securities underlying unconditional puts from the same institution. Unconditional puts are readily exercisable in the event of a default in payment of principal or interest on the underlying securities. The Money Market Portfolio must limit its portfolio investments, including puts, to instruments of high quality as determined by a nationally recognized statistical rating organization.

Temporary Investments
         Short-term money market type investments consist of: obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit of banks with assets of one billion dollars or more; commercial paper or other corporate notes of investment grade quality; and any of such items subject to short-term repurchase agreements.
         The Fund intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities. To minimize taxable income, the Fund may also hold cash which is not earning income. It is a fundamental policy of the Fund that during normal market conditions the Fund's assets be invested so that at least 80% of the Fund's annual income will be tax-exempt. While the Fund has the authority to invest in short-term taxable obligations, the Fund has not done so since its inception and, barring unusual market conditions, does not expect in the future to invest in taxable obligations.

When-Issued Purchases
         Securities purchased on a when-issued basis and the securities held in the Fund's Portfolios are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in both changing in value in the same way, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets may vary. No new when-issued commitments will be made by a Portfolio if more than 50% of that Portfolio's net assets would become so committed.
         When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital losses and capital gains which are not exempt from federal income tax.

                         INVESTMENT RESTRICTIONS

         The foregoing investment objective and policies and the following investment restrictions and fundamental policies may not be changed without the consent of the holders of a majority of the Fund's outstanding shares, including a majority of the shares of each Portfolio. Shares have equal rights as to voting, except that only shares of a Portfolio are entitled to vote on matters affecting only that Portfolio (such as changes in investment objective, policies or restrictions). A majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Neither Portfolio may:
         (1) Purchase common stocks, preferred stocks, warrants, or other equity securities;
         (2) Issue senior securities, borrow money, or pledge, mortgage, or hypothecate its assets, except as may be necessary to secure borrowings from banks for temporary or emergency (not leveraging) purposes and then in an amount not greater than 10% of the value of the Portfolio's total assets at the time of the borrowing. Investment securities will not be purchased while any borrowings are outstanding;
         (3) Sell securities short, purchase securities on margin, or write put or call options. The Fund reserves the right to purchase securities with puts attached.
         See "Obligations with Puts Attached";
         (4) Underwrite the securities of other issuers, except to the extent that the purchase of municipal obligations in accordance with the Fund's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting;
         (5) Purchase securities which are subject to legal or contractual restrictions on resale, i.e., restricted securities, or other securities which are not readily marketable assets, including repurchase agreements not terminable within seven days, with respect to no more than 10% of its total assets;
         (6) Purchase or sell real estate, real estate investment trust securities, commodities, or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein;
         (7) Purchase or retain securities of an issuer if those trustees of the Fund, each of whom owns more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;
         (8) Make loans to others, except in accordance with the Fund's investment objective and policies or pursuant to contracts providing for the compensation of service providers by compensating balances;
         (9) Invest in companies for the purpose of exercising control; or invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, or in connection with a trustee's/director's deferred compensation plan, as long as there is no duplication of advisory fees;
         (10) Invest more than 25% of its assets in the securities of any one issuer or of issuers located within the same state, except that each Portfolio may invest more than 25% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, the entity which has the ultimate responsibility for the payment of principal and interest on a particular security will be treated as its issuer;
         (11) Invest more than 25% of its assets in any particular industry or industries, except that either Portfolio may invest more than 25% of its assets in obligations issued or guaranteed by the U.S.
         Government, its agencies or instrumentalities.
         Industrial development bonds, where the payment of principal and interest is the responsibility of companies within the same industry, are grouped together as an "industry";
         (12) Invest more than 5% of the value of its total assets in securities where the payment of principal and interest is the responsibility of a company or companies with less than three years' operating history.

                   PURCHASES AND REDEMPTIONS OF SHARES

         Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. No certificates will be issued for fractional shares.
         Draft writing is available for the Money Market Portfolio. Shareholders wishing to use the draft writing service should complete the signature card enclosed with the Investment Application. This service will be subject to the customary rules and regulations governing checking accounts, and the Portfolio reserves the right to change or suspend the service. Generally, there is no charge to you for the maintenance of this service or the clearance of drafts, but the Portfolio reserves the right to charge a service fee for drafts returned for insufficient funds. As a service to shareholders, the Portfolio may automatically transfer the dollar amount necessary to cover drafts you have written on the Portfolio to your account from any other of your identically registered accounts in Calvert money market funds or Calvert Insured Plus. The Portfolio may charge a fee for this service.
         Drafts presented to the Custodian for payment which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days will not be honored.
         When a payable through draft ("check") is presented for payment, a sufficient number of full and fractional shares from the shareholder's account to cover the amount of the draft will be redeemed at the net asset value next determined. If there are insufficient shares in the shareholder's account, the draft will be returned.
         To change redemption instructions already given, shareholders must send a written notice to Calvert Group, c/o NFDS, 6th Floor, 1004 Baltimore, Kansas City, MO 64105, with a voided copy of a check for the bank wiring instructions to be added. If a voided check does not accompany the request, then the request must be signature guaranteed by a commercial bank, savings and loan association, trust company, member firm of any national securities exchange, or credit union. Further documentation may be required from corporations, fiduciaries, and institutional investors.
         The right of redemption may be suspended or the date of payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency exists, as determined by the SEC, or if the Commission has ordered such a suspension for the protection of shareholders. Redemption proceeds are normally mailed or wired the next business day after a proper redemption request has been received, unless redemptions have been suspended or postponed as described above.

                     REDUCED SALES CHARGES (CLASS A)

         The Limited-Term Portfolio imposes reduced sales charges for Class A shares in certain situations in which the Principal Underwriter (which offers the Portfolio's shares continuously and on a "best efforts" basis) and the dealers selling Limited-Term Portfolio shares may expect to realize significant economies of scale with respect to such sales. Generally, sales costs do not increase in proportion to the dollar amount of the shares sold; the per-dollar transaction cost for a sale to an investor of shares worth, say, $5,000 is generally much higher than the per-dollar cost for a sale of shares worth $1,000,000. Thus, the applicable sales charge declines as a percentage of the dollar amount of shares sold as the dollar amount increases.
         When a shareholder agrees to make purchases of shares over a period of time totaling a certain dollar amount pursuant to a Letter of Intent, the Underwriter and selling dealers can expect to realize the economies of scale applicable to that stated goal amount. Thus the Portfolio imposes the sales charge applicable to the goal amount. Similarly, the Underwriter and selling dealers also experience cost savings when dealing with existing Portfolio shareholders, enabling the Portfolio to afford existing shareholders the Right of Accumulation. The Underwriter and selling dealers can also expect to realize economies of scale when making sales to the members of certain qualified groups which agree to facilitate distribution of Portfolio shares to their members. See "Exhibit A - Reduced Sales Charges" in the Limited-Term Prospectus.

                       DIVIDENDS AND DISTRIBUTIONS

         The Money Market Portfolio declares daily and pays monthly dividends of its daily net income to shareholders of record as of the close of business each business day, thus allowing daily compounding of dividends. The Limited-Term Portfolio declares and pays monthly dividends of its net income to shareholders of record as of the close of business on each designated monthly record date. Dividends and distributions paid by the Limited-Term Portfolio may differ among the classes. Net investment income consists of the interest income earned on investments (adjusted for amortization of original issue discounts or premiums or market premiums), less estimated expenses. Capital gains, if any, are normally paid once a year and will be automatically reinvested at net asset value in additional shares. Dividends and any distributions are automatically reinvested in additional shares of the Fund, unless you elect to have the dividends of $10 or more paid in cash (by check or by Calvert Money Controller). You may also request to have your dividends and distributions from the Portfolio invested in shares of any other Calvert Group Fund, subject to the applicable sales charge for that Fund or Portfolio. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.
         Purchasers of shares of the Money Market Portfolio will begin receiving dividends upon the date federal funds are received by the Fund. Purchases by bank wire received by 12:30 p.m., Eastern time are immediately available federal funds; purchases by domestic check may take one day to convert into federal funds for the Money Market Portfolio. Shareholders redeeming shares by telephone electronic funds transfer or written request will receive dividends through the date that the redemption request is received; Money Market Portfolio shareholders redeeming shares by draft will receive dividends up to the date such draft is presented to the Portfolio for payment.

                               TAX MATTERS

         In 1994 the Fund did qualify and in 1995 the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code as amended (the "Code"). By so qualifying, the Fund will not be subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986 (the "Act"), to the extent that it distributes its net investment income and realized capital gains.
         The Fund's dividends of net investment income constitute exempt-interest dividends on which shareholders are not generally subject to federal income tax; however under the Act, dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for individuals and for corporations. Each Portfolio's dividends derived from taxable interest and distributions of net short-term capital gains, whether taken in cash or reinvested in additional shares, are taxable to shareholders as ordinary income and do not qualify for the dividends received deduction for corporations.
         A shareholder may also be subject to state and local taxes on dividends and distributions from the Fund. The Fund will notify shareholders annually about the federal tax status of dividends and distributions paid by the Fund and the amount of dividends withheld, if any, during the previous year.
         The Code provides that interest on indebtedness incurred or continued in order to purchase or carry shares of a regulated investment company which distributes exempt-interest dividends during the year is not deductible. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund. "Substantial user" is generally defined as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds.
         Investors should note that the Code may require investors to exclude the initial sales charge, if any, paid on the purchase of Limited-Term Portfolio shares from the tax basis of those shares if the shares are exchanged for shares of another Calvert Group Fund within 90 days of purchase. This requirement applies only to the extent that the payment of the original sales charge on the shares of the Portfolio causes a reduction in the sales charge otherwise payable on the shares of the Calvert Group Fund acquired in the exchange, and investors may treat sales charges excluded from the basis of the original sales as incurred to acquire the new shares.
         The Fund is required to withhold 31% of any long-term capital gain dividends and 31% of each redemption transaction occurring in the Limited-Term Portfolio if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on capital gain dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
         In addition, the Limited-Term Portfolio is required to report to the Internal Revenue Service the following information with respect to redemption transactions in the Portfolio: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Portfolio's identifying CUSIP number.
         Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency, or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.

                           VALUATION OF SHARES

Money Market Portfolio
         The Money Market Portfolio's assets, including commitments to purchase securities on a when-issued basis, are normally valued at their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.
         Rule 2a-7 under the Investment Company Act of 1940 permits the Fund to value the assets of the Money Market Portfolio at amortized cost if the Money Market Portfolio maintains a dollar-weighted average maturity of 90 days or less and only purchases obligations having remaining maturities of one year or less. Rule 2a-7 requires, as a condition of its use, that the Money Market Portfolio invest only in obligations determined by the Trustees to be of high quality with minimal credit risks and further requires the Trustees to establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or equivalents deviates from $1.00 per share based on amortized cost. If such deviation exceeds 0.50%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate, including: the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; the withholding of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or the establishment of a net asset value per share based on available market quotations.

Limited-Term Portfolio
         The Limited-Term Portfolio's assets are valued, utilizing the average bid dealer market quotation as furnished by an independent pricing service. Securities and other assets for which market quotations are not readily available are valued based on the current market for similar securities or assets, as determined in good faith by the Fund's Advisor under the supervision of the Board of Trustees.
         Valuations, market quotations and market equivalents are provided the Portfolio by Kenny S&P Evaluation Services, a subsidiary of McGraw-Hill. The use of Kenny as a pricing service by the Portfolio has been approved by the Board of Trustees. Valuations provided by Kenny are determined without exclusive reliance on quoted prices and take into consideration appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
         Each Portfolio determines the net asset value of its shares every business day at the close of the regular session of the New York Stock Exchange (generally, 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Portfolios do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                  CALCULATION OF YIELD AND TOTAL RETURN

Money Market Portfolio
         From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the income generated by an investment in the Portfolio over a particular base period of time. The length and closing date of the base period will be stated in the advertisement. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are:
(1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. The Money Market Portfolio's "effective yield" for a seven-day period is its annualized compounded yield during the period calculated according to the following formula:

           Effective yield = (base period return + 1)365/7 - 1

For the seven-day period ended December 31, 1994, the Money Market Portfolio's yield was 4.86% and its effective yield was 4.98%.
         The Money Market Portfolio also may advertise, from time to time, its "tax equivalent yield." The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed by taking the portion of the Portfolio's effective yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement. For the seven-day period ended December 31, 1994, the Money Market Portfolio's tax equivalent yield, for an investor in the 36% federal income tax bracket, was 7.78%, and, for the 39.6% federal income tax bracket, 8.25%.

Limited-Term Portfolio
         From time to time, the Limited-Term Portfolio advertises its "total return." Total return is calculated separately for each class. Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, five-year period, and period from inception of the Portfolio's offering of shares. Total return quotations for periods in excess of one year represent the average annual total return for the period included in the particular quotation. Total return is a computation of the Portfolio's dividend yield, plus or minus realized or unrealized capital appreciation or depreciation, less fees and expenses. All total return quotations reflect the deduction of the Portfolio's maximum sales charge for Class A shares, except quotations of "overall return" which do not deduct the sales charge and "actual return," which reflect deduction of the sales charge only for those periods when a sales charge was actually imposed. Thus, in the formula below, for overall return, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for actual return, P = a hypothetical initial payment of $1,000. Note: "Total Return" as quoted in the Financial Highlights section of the Fund's Prospectus and Annual Report to Shareholders, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "overall" return as referred to herein. Overall return should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Total return is computed according to the following formula:

                             P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof, if applicable).
         The Limited-Term Portfolio also advertises, from time to time, its "yield" and "tax equivalent yield." As with total return, both yield figures are historical and are not intended to indicate future performance.
         Unlike the yield quotations for the Money Market Portfolio, "yield" quotations for each class of the Limited-Term Portfolio refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semi-annual, basis. The Limited-Term Portfolio's yield is computed according to the following formula:

                       Yield = 2[(a-b/cd +1)6 - 1]

where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.
         The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Limited-Term Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed for each class by taking the portion of the yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement. For the thirty-day period ended December 31, 1994, the Portfolio's yield for Class A Shares was 4.41% and its tax equivalent yield was 6.89% for an investor in the 36% federal income tax bracket, and 7.30% for an investor in the 39.6% federal income tax bracket. For the same period. the yield for Class C Shares was 3.76% and its tax equivalent yield was 5.88% for an investor in the 36% federal income tax bracket. and 6.23% for an investor in the 39.6% federal income tax bracket.

Periods Ended              Class A Shares   Class A Shares
December 31, 1994          Overall Return   SEC Total Return

One Year                   2.42%                     0.36%
Five Years                 4.87%                     4.44%
Ten Years                  5.87%                     5.66%

         Total return for the Fund's Class C shares from March 1, 1994 to December 31, 1994 was 1.43%.

                               ADVERTISING

         The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.

                          TRUSTEES AND OFFICERS

         RICHARD L. BAIRD, JR., Trustee. Mr. Baird is Director of Finance for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Acacia Capital Corporation, Calvert New World Fund and Calvert World Values Fund.
Address: 211 Overlook Drive, Pittsburgh, Pennsylvania 15216.
         FRANK H. BLATZ, JR., Esq., Trustee. Mr. Blatz is a partner in the law firm of Abrams, Blatz, Gran, Hendricks & Reina, P.A. Address:
900 Oak Tree Road, South Plainfield, New Jersey 07080.
         FREDERICK T. BORTS, M.D., Trustee. Dr. Borts is a radiologist with Kaiser Permanente. Prior to that, he was a radiologist at Bethlehem Medical Imaging in Allentown, Pennsylvania. Address: 2040 Nuuanu Avenue #1805, Honolulu, Hawaii 96817.
         <F1>CHARLES E. DIEHL, Trustee. Mr. Diehl is Vice President and
Treasurer Emeritus of the George Washington University, and has retired from University Support Services, Inc. of Herndon, Virginia. He is also a Director of Acacia Mutual Life Insurance Company. Address: 1658 Quail Hollow Court, McLean, Virginia 22101.
         DOUGLAS E. FELDMAN, M.D., Trustee. Dr. Feldman practices head and neck reconstructive surgery in the Washington, D.C., metropolitan area. Address: 7536 Pepperell Drive, Bethesda, Maryland 20817.

1. Officers and trustees deemed to be "interested persons" of the Fund under the Investment Company Act of 1940, by virtue of of their affiliation with the Fund's Advisor.


         PETER W. GAVIAN, CFA, Trustee. Mr. Gavian is a principal of Gavian De Vaux Associates, an investment banking firm. He was formerly President of Corporate Finance of Washington, Inc. Address: 1953 Gallows Road, Suite 130, Vienna, Virginia 22201.
         JOHN G. GUFFEY, JR., Trustee. Mr. Guffey is chairman of the Calvert Social Investment Foundation, organizing director of the Community Capital Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is a Director of the Community Bankers Mutual Fund of Denver, Colorado, and the Treasurer and Director of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the Calvert Group of Funds, except for Acacia Capital Corporation and Calvert New World Fund. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815.
         ARTHUR J. PUGH, Trustee. Mr. Pugh serves as a Director of Acacia Federal Savings Bank. Address: 4823 Prestwick Drive, Fairfax, Virginia 22030.
         <F1>DAVID R. ROCHAT, Senior Vice President and Trustee. Mr.
Rochat is Executive Vice President of Calvert Asset Management Company, Inc., Director and Secretary of Grady, Berwald and Co., Inc., and Director and President of Chelsea Securities, Inc. Address: Box 93, Chelsea, Vermont 05038.
         <F1>D. WAYNE SILBY, Esq., Trustee. Mr. Silby is a
trustee/director of each of the investment companies in the Calvert Group of Funds, except for Acacia Capital Corporation and Calvert New World Fund. Mr. Silby is an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert Social Venture Partners ("CSVP"). CSVP is a venture capital firm investing in socially responsible small companies. He is also a Director of Acacia Mutual Life Insurance Company. Address: 1715 18th Street, N.W., Washington, D.C. 20009.
         <F1>CLIFTON S. SORRELL, JR., President and Trustee. Mr.
Sorrell serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. He is a director of Calvert-Sloan Advisers. L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds.
         <F1>RENO J. MARTINI, Senior Vice President. Mr. Martini is
Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. Mr. Martini is also a director and President of Calvert-Sloan Advisers L.L.C., and a director and officer of Calvert New World Fund.
         <F1>ROBERT L. BENNETT, Vice President. Mr. Bennett is a
Director of Calvert Group, Ltd. and its subsidiaries, President of Calvert Shareholder Services, Inc., and Executive Vice President of Calvert Group, Ltd. He is an officer of each of the investment companies in the Calvert Group of Funds, except for Calvert New World Fund.
         <F1>RONALD M. WOLFSHEIMER, CPA, Treasurer. Mr. Wolfsheimer is
Senior Vice President and Controller of Calvert Group, Ltd. and its subsidiaries and an officer of each of the other investment companies in the Calvert Group of Funds. Mr. Wolfsheimer is Vice President and Treasurer of Calvert-Sloan Advisers. L.L.C., and a director of Calvert Distributors. Inc.
         <F1>WILLIAM M. TARTIKOFF, Esq., Vice President and Secretary.
Mr. Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is Vice President and Secretary of Calvert-Sloan Advisers. L.L.C., and is an officer of Acacia National Life Insurance Company.
         <F1>EVELYNE S. STEWARD, Vice President. Ms. Steward is Senior
Vice President of Calvert Group, Ltd., and a director of Calvert-Sloan Advisers. L.L.C.
         <F1>DANIEL K. HAYES, Vice President. Mr. Hayes is Vice
President of Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds, except for Calvert New World Fund.

<F1>Officers and trustees deemed to be "interested persons" of the Fund under the Investment Company Act of 1940, by virtue of of their affiliation with the Fund's Advisor.

         <F1>SUSAN WALKER BENDER, Esq., Assistant Secretary. Ms. Bender
is Associate General Counsel of Calvert Group, Ltd., and an officer of each of its subsidiaries and Calvert-Sloan Advisers. L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds.
         <F1>BETH-ANN ROTH, Esq., Assistant Secretary. Ms. Roth is
Associate General Counsel of Calvert Group, Ltd., and an officer of each of its subsidiaries and Calvert-Sloan Advisers. L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds.

         Each of the above named trustees and officers is a trustee or officer of each of the investment companies in the Calvert Group of Funds with the exception of Calvert Social Investment Fund, of which only Messrs. Baird, Guffey, Silby and Sorrell are among the Trustees, Acacia Capital Corporation, of which only Messrs. Sorrell, Blatz, Diehl and Pugh are among the Directors, Calvert World Values Fund, Inc., of which only Messrs. Guffey, Silby, and Sorrell are among the Directors, and Calvert New World Fund, Inc., of which only Messrs. Martini and Sorrell are among the Directors. The address of Trustees and Officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Trustees and Officers as a group own less than 1% of the Portfolio's outstanding shares.
         The Board's Audit Committee is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh. The Investment Policy Committee is composed of Messrs. Borts, Diehl, Gavian, Rochat, Silby and Sorrell.
         During 1994, Trustees of the Fund not affiliated with the Fund's Advisor were paid $124,364 and $55,034 by the Money Market and Limited-Term Portfolios, respectively. Trustees of the Fund not affiliated with the Advisor currently receive an annual fee of $20,250 for service as a member of the Board of Trustees of the Calvert Group of Funds plus a fee of $750 to $1200 for each Board and Committee meeting attended; such fees are allocated among the Funds on the basis of their net assets.
         Trustees of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share, and will ensure that there is no duplication of advisory fees.

Trustee Compensation Table

Name of Trustee               Aggregate                    Pension or
Total Compensation
                              Compensation                 Retirement
Benefits                      from Registrant
                              from Fund for                Accrued as part
and Fund Complex
                              service as Trustee           of Fund
Expenses                      paid to Trustees
Richard L. Baird, Jr.$25,818  $0                           $33,150
Frank H. Blatz, Jr.           $25,069                      $25,069
$32,600
Frederick T. Borts            $20,485                      $0
$25,050
Charles E. Diehl              $27,900                      $27,900
$35,300
Douglas E. Feldman            $24,646                      $0
$29,850
Peter W. Gavian               $26,639                      $9,676
$32,250
John G. Guffey, Jr.           $26,639                      $0
$34,650
Arthur J. Pugh                $28,889                      $0
$36,500
D. Wayne Silby                $24,448                      $0
$45,764

1. Officers and trustees deemed to be "interested persons" of the Fund under the Investment Company Act of 1940, by virtue of of their affiliation with the Fund's Advisor.

                            INVESTMENT ADVISOR

         The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group, Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. ("Acacia Mutual").
         The Advisory Contract between the Fund and the Advisor will remain in effect indefinitely, provided continuance is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, or by the Trustees of the Fund; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Contract may be terminated without penalty by either party on 60 days' prior written notice; it automatically terminates in the event of its assignment.
         Under the Contract, the Advisor manages the investment and reinvestment of the Fund's assets, subject to the direction and control of the Fund's Board of Trustees. For its services, the Advisor receives an annual fee of:
         i) with respect to the Money Market Portfolio, 0.50% of the first $500 million of such Portfolio's average daily net assets, 0.45% of the next $500 million of such assets, and 0.40% of all such assets over $1 billion; and
         ii) with respect to the Limited-Term Portfolio, 0.60% of the first $500 million of the Portfolio's average daily net assets, 0.50% of the next $500 million of such assets, and 0.40% of all such assets over $1 billion.
         The advisory fee is payable monthly. The Advisor reserves the right (i) to waive all or a part of its fee and (ii) to compensate, at its expense, broker-dealers in consideration of their promotional and administrative services.
         The Advisor provides the Fund with investment advice and research, pays the salaries and fees of all Trustees and executive officers of the Fund who are principals of the Advisor, and pays certain Fund advertising and promotional expenses. The Fund pays all other administrative and operating expenses, including: custodial fees; shareholder servicing, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; insurance premiums; trade association dues; interest, taxes and other business fees; legal and audit fees; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
         The Advisor has agreed to reimburse the Money Market and Limited-Term Portfolios for all expenses, excluding brokerage, taxes, interest, and extraordinary items exceeding, on a pro rata basis, the most restrictive expense limitation of those states in which the Portfolios' shares are qualified for sale (currently, 2.50% of the first $30 million of the Portfolio's average net assets, 2.0% of the next $70 million, and 1.50% of all such assets in excess of $100 million). The advisory fees paid by the Money Market Portfolio to Calvert Asset Management Company were $7,464,335, $7,093,465, and $6,636,334, for years 1992, 1993, and 1994, respectively. The advisory fees paid by the Limited-Term Portfolio to Calvert Asset Management Company were $2,708,196, $3,527,101, and $3,863,616, for years 1992, 1993, and 1994, respectively.

                         ADMINISTRATIVE SERVICES

         Calvert Shareholder Services, Inc., a wholly-owned subsidiary of Calvert Group, Ltd., has been retained by the Fund to act as transfer agent, dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; daily updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing quarterly statements to shareholders regarding their accounts. For such services, Calvert Shareholder Services, Inc., receives compensation based on the number of shareholder accounts and the number of transactions.
         Calvert Administrative Services Company, a wholly-owned subsidiary of Calvert Group, Ltd., has been retained by the Fund to provide certain administrative services necessary to the conduct of the Fund's affairs. Such services include the preparation of corporate and regulatory reports and filings, portfolio accounting, and the daily determination of net investment income and net asset value per share. Calvert Administrative Services Company receives a fee of $200,000 per year for providing such services, allocated among Portfolios based on assets. The service fees paid by the Money Market Portfolio to Calvert Administrative Services Company were $125,449, $115,912, and $110,396, for years 1992, 1993, and 1994, respectively. The service fees paid by the Limited-Term Portfolio to Calvert Administrative Services Company were $33,636, $44,251, and $50,942, for years 1992, 1993, and 1994, respectively.

                  INDEPENDENT ACCOUNTANTS AND CUSTODIANS

         Coopers & Lybrand, L.L.P. has been selected by the Board of Trustees to serve as independent accountants for fiscal year 1995. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, currently serves as custodian of the Portfolio's investments. First National Bank of Maryland, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Portfolio's cash assets. Neither custodian has any part in deciding the Portfolio's investment policies or the choice of securities that are to be purchased or sold for the Portfolio.

                          METHOD OF DISTRIBUTION

         The Portfolio has entered into a principal underwriting agreement with Calvert Distributors Inc. ("CDI"). Pursuant to the agreement, CDI serves as distributor and principal underwriter for the Portfolio. Prior to April 1, 1995, Calvert Securities Corporation ("CSC") was the principal underwriter. CDI bears all its expenses of providing services pursuant to the agreement, including payment of any commissions and service fees. CDI is entitled to receive a service fee and a distribution fee for Class C shares, payable monthly pursuant to the Limited Term Portfolio's Distribution Plan, of 0.25%, respectively, of the Portfolio's average daily net assets. For the ten months ended December 31. 1994, the Distribution Plan expenses totaled $101,723 for Class C Shares of the Limited-Term Portfolio. CDI also receives all sales charges imposed on Limited-Term Portfolio Class A shares and compensates broker-dealer firms for sales of shares at a maximum commission rate of 1.50%, as specified in the table of applicable sales charges (see "Alternative Sales Options" in the Prospectus). For the fiscal years ended December 31, 1992, 1993, and 1994, CSC received sales charges in excess of the dealer reallowance of $634,439, $3,275, and $0, respectively.
         The Limited-Term Portfolio's Class C Distribution Plan was approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The selection and nomination of the Trustees who are not interested persons of the Fund is committed to the discretion of such disinterested Trustees. In establishing the Plan, the Trustees considered various factors including the amount of the distribution fee. The Trustees determined that there is a reasonable likelihood that the Plan will benefit the Portfolio and its shareholders.
         The Plan may be terminated by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan, or by vote of a majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires approval of the shareholders of the affected class; otherwise, the Plan may be amended by the Trustees, including a majority of the non-interested Trustees as described above.
         The Plan will continue in effect indefinitely, if not sooner terminated in accordance with its terms. Thereafter, the Plan will continue in effect for successive one year periods provided that such continuance is annually approved by (i) the vote of a majority of the Trustees who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan, and (ii) the vote of a majority of the entire Board of Trustees.
         Apart from the Plan, the Advisor, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Portfolio. The Portfolio paid no expenses pursuant to the Plan during fiscal 1992, 1993, and 1994.

                          PORTFOLIO TRANSACTIONS

         Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and the choice of brokers and dealers are made by the Fund's Advisor under the direction and supervision of the Fund's Board of Trustees.
         For the fiscal years ended December 31, 1992, 1993, and 1994, the portfolio turnover rates of the Limited-Term Portfolio were 5%, 14%, and 27%, respectively. Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. The Advisor reserves the right to place orders for the purchase or sale of portfolio securities with broker-dealers who have sold shares of the Fund or who provide the Fund with statistical, research, or other information and services. Although any statistical research or other information and services provided by broker-dealers may be useful to the Advisor, the dollar value of such information and services is generally indeterminable, and its availability or receipt does not serve to materially reduce the Advisor's normal research activities or expenses. No brokerage commissions have been paid to any officer, trustee or Advisory Council member of the Fund or any of their affiliates, or broker-dealers for the years ended December 31, 1992, 1993, and 1994.
         The Advisor may also execute portfolio transactions with or through broker-dealers who have sold shares of the Fund. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold. The Advisor may compensate, at its expense, such broker-dealers in consideration of their promotional and administrative services.

                           GENERAL INFORMATION

         The Fund was organized as a Massachusetts business trust on October 20, 1980. The other series of the Fund include the Long-Term Portfolio, Money Management Plus Tax-Free Portfolio, California Money Market Portfolio, New Jersey Money Market Portfolio, and the Vermont Municipal Portfolio. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
         Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. The Portfolios offer two separate classes of shares. The Money Market Portfolio offers Class O (offered in the Calvert Tax-Free Reserves Money Market Prospectus) and Class MMP (offered in the Money Management Plus Prospectus). Class A and Class C is offered by the Limited-Term Portfolio. Each class represents interests in the same portfolio of investments but, as further described in the prospectus, each class is subject to differing sales charges and expenses, which differences will result in differing net asset values and distributions. Upon any liquidation of the Funds, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
         General costs, expenses, and liabilities of the Fund attributable to a particular Portfolio are borne by that Portfolio; costs, expenses, and liabilities not attributable to a particular Portfolio are allocated between the Fund's Portfolios on the basis of the respective net assets of each Portfolio.
         The Portfolios will send their shareholders unaudited semi-annual and audited annual reports that will include the Portfolios' net asset value per share, portfolio securities, income and expenses, and other financial information.
         This Statement of Additional Information does not contain all the information in the Fund's registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.

                           FINANCIAL STATEMENTS

         The audited financial statements in the Portfolios' Annual Report to Shareholders dated December 31, 1994, are expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report may be obtained free of charge by writing or calling the Portfolios.

                                 APPENDIX

Municipal Obligations
         Municipal obligations are debt obligations issued by states, cities, municipalities, and their agencies to obtain funds for various public purposes. Such purposes include the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses, and the lending of funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax in the opinion of bond counsel to the issuer. Although the interest paid on the proceeds from private activity bonds used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may be exempt from federal income tax, current federal tax law places substantial limitations on the size of such issues.
         Municipal obligations are generally classified as either "general obligation" or "revenue'' bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and among classifications.
         Municipal obligations are generally traded on the basis of a quoted yield to maturity, and the price of the security is adjusted so that relative to the stated rate of interest it will return the quoted rate to the purchaser.
         Short-term and limited-term municipal obligations include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Discount Notes. The maturities of these instruments at the time of issue generally will range between three months and one year. Pre-Refunded Bonds with longer nominal maturities that are due to be retired with the proceeds of an escrowed subsequent issue at a date within one year and three years of the time of acquisition are also considered short-term and limited-term municipal obligations.

Municipal Bond and Note Ratings
Description of Moody's Investors Service, Inc.'s ratings of state and municipal notes:
         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk.
         MIG 1: Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
         MIG2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.
         MIG3: Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.
         MIG4: Notes bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Description of Moody's Investors Service Inc.'s/Standard & Poor's municipal bond ratings:
         Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. There may be some large uncertainties and major risk exposure to adverse conditions. The higher the degree of speculation, the lower the rating.
         C/C: This rating is only for no-interest income bonds.
         D: Debt in default; payment of interest and/or principal is in arrears.



LETTER OF INTENT


Date

Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, MD 20814

Ladies and Gentlemen:

         By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

         I intend to invest in the shares of:     (Fund or Portfolio name*)
during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount
(excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

         __ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

         Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

         I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

         From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

         If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

         Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

         I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

         The commission allowed by Calvert Distributors, Inc. to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

         The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

         In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.



Dealer                                  Name of
Investor(s)


By
Authorized Signer                       Address



Date                                    Signature of Investor(s)



Date                                    Signature of Investor(s)


--------
*"Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be, here indicated.

                        Calvert Tax-Free Reserves
                         Statements of Operations
                Six Months ended June 30, 1995 (Unaudited)


                                                                      Money
                                                                     Market
Investment Income                                                   Portfolio
------------------------------------------------------
                                                          --------------------
Interest                                                           $36,093,248
income.................................................
                                                          --------------------
Expenses -- Note B
Investment advisory                                                  3,479,981
fee.............................................
Transfer, dividend disbursing and
   shareholder servicing agent's                                       777,944
fee...........................
Administrative services                                                 59,998
fees......................................
Distribution plan                                                          ---
expenses........................................
Federal and state registration                                          19,360
fees...........................
Insurance.............................................................. 12,736
Postage and                                                            102,648
delivery................................................
Printing and                                                           194,992
stationery..............................................
Professional                                                            44,983
fees......................................................
Telephone...............................................................10,277
Trustees' fees and                                                      66,081
expenses..................................
Valuation                                                                  107
service.....................................................
Dues and                                                                20,550
subscriptions...........................................
Miscellaneous.........................................................  24,916
                                                               ----------------
       Total                                                         4,814,573
expenses................................................
                                                               ----------------
        NET INVESTMENT INCOME                                       31,278,675
                                                               ----------------

Realized and Unrealized Gain
(Loss) on Investments
-------------------------------------------------------------  ---------------
Net realized gain                                                        (158)
(loss)...........................................
Change in unrealized appreciation
     or depreciation                                                       ---
                                                               ---------------
     NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS....................                      (158)
                                                               ================
     NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS........................................      $31,278,517
                                                               ================

                        Calvert Tax-Free Reserves
                   Statements of Assets and Liabilities
                        June 30, 1995 (Unaudited)


                                                                      Money
                                                                     Market
Assets                                                              Portfolio
------------------------------------------------------------- -----------------
Investments in securities, at value --
   see accompanying                                             $1,604,896,056
portfolios...................................
Cash................................................................10,447,903
Interest                                                            14,926,068
receivable......................................................
Receivable for securities                                           48,757,370
sold.....................................
Receivable for shares                                                3,280,985
sold.........................................
Other                                                                   61,872
assets...............................................................
                                                               ----------------
      Total                                                      1,682,370,254
assets..........................................................
                                                               ----------------

Liabilities
-------------------------------------------------------------  ----------------
Payable to Calvert Asset Mgt. Co., Inc. --
   Note                                                                683,378
B.....................................................................
Payable to Calvert Administrative Svcs. Co. --
   Note                                                                 10,131
B....................................................................
Payable to Calvert Shareholder Svcs., Inc. --
   Note                                                                153,639
B....................................................................
Payable to Calvert Distributors, Inc. --
   Note                                                                   ---
B....................................................................
Payable for income                                                     146,906
distributions...............................
Payable for securities                                             102,501,691
purchased..............................
Other                                                                   53,069
liabilities...........................................................
                                                               ----------------
     Total liabilities                                             103,548,814
                                                               ===============
          Net assets                                            $1,578,821,440
                                                               ===============

Net Assets
-------------------------------------------------------------  ---------------
Net Assets consisting of:
Paid-in capital applicable to 1,578,903,727
     outstanding shares of beneficial interest,
     for the Money Market Portfolio,
     no par value (unlimited number of
     shares                                                     1,578,919,700
authorized)................................................
Accumulated net investment income --
    net of                                                             (7,028)
distributions.................................................
Accumulated realized gains/(losses) --
    net of                                                            (91,232)
distributions.................................................
Net unrealized appreciation (depreciation)
    on                                                                    ---
investments.....................................................
                                                               ===============
          Net                                                   $1,578,821,440
assets......................................................
                                                               ===============

Net Assets Value and
Offering Price per Share
-------------------------------------------------------------  ===============
Money Market Portfolio
   ($1,578,821,440 / 1,578,903,727 shares)..........                    $1.00
                                                               ================

                          CALVERT TAX-FREE RESERVES--
                       NEW JERSEY MONEY MARKET PORTFOLIO
                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES



      The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq. and Clifton S. Sorrell, Jr. attorneys, with full power of substitution, to vote all shares of Calvert Tax-Free Reserves-New Jersey Money Market Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on _________ __, 1996 at 10:00
a.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.



NOTE: Please sign exactly as your name appears on the Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.


Date ____________________________, 1996


_____________________________________


_____________________________________
Signature(s)   (Title(s), if applicable)


PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE



_____________________________________________



Please refer to the Proxy Statement discussion on this matter.


IF NO SPECIFICATION IS MADE,
THE PROXY SHALL BE VOTED FOR THE PROPOSAL.


As to any other matter, said attorneys shall vote in accordance with their best judgment.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:


1. To act upon a proposal to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of the Calvert Tax-Free Reserves ("CTFR") New
Jersey Money Market Portfolio in exchange for Class O shares of the CTFR Money Market Portfolio.


FOR-AGAINST-ABSTAIN

                           PART C. OTHER INFORMATION


Item   15.    Indemnification

Registrant's Declaration of Trust, which Declaration is Exhibit 1 of this Registration Statement, provides, in summary, that officers, trustees, employees, and agents shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.
Registrant's Declaration of Trust also provides that Registrant may purchase and maintain liability insurance eon behalf of any officer, trustee, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains a Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $5 million in directors and officers liability coverage, plus $3 million in excess directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $9 million Investment Company Blanket bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402, and an additional $5 million in excess of $9 million blanket bond with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061.



Item   16.  Exhibits


1. Declaration of Trust (incorporated by reference to Registrant's
Initial Registration Statement, October 20, 1980).


2.       By-Laws (incorporated by reference to Registrant's
Initial
Registration Statement, October 20, 1980).


4. Plan of Reorganization (herewith) (Exhibit A to the N-14 prospectus).


6.       Advisory Contract (incorporated by reference to
Registrant's
Post-Effective Amendment No. 29, August 30, 1991).


7. Underwriting and Dealer Agreements (incorporated by reference to Registrant's Post-Effective Amendment No. 40, February 8,
1995).


8. Trustees' Deferred Compensation Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 3-,
January 31, 1992).


9.       Custodial Contract (Incorporated by reference to
Registrant's Post-Effective Amendment No. 34, November 30, 1993);


11. Opinion and consent of Counsel as to Legality of Shares Being Registered (herewith)

12.      Tax Opinion (herewith)

14.      Consent of Independent Accountants (herewith)

16.      Powers of Attorney (herewith)

17.(a)   Prospectus of Portfolio Being Acquired

17.(b)   Prospectus of Acquiring Portfolio

17.(c)   Declaration Pursuant to Rule 24f-2



Exhibits 3, 5, 10, 13 and 15 are omitted because they are inapplicable.



Item   17.  Undertakings
            Not Applicable

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Bethesda, and State of Maryland, on the __ day of November, 1995.


CALVERT TAX-FREE RESERVES


By: ______________________________
         Clifton S. Sorrell, Jr.
         President and Trustee




                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.






Clifton S. Sorrell, Jr                             12/11/95
Trustee and Principal Executive Officer






Ronald M. Wolfsheimer                              12/11/95
Principal Accounting Officer



_________________________
12/11/95
Richard L. Baird, Jr.
Trustee



_________________________
12/11/95
Frank H. Blatz, Jr., Esq.
Trustee


________________________
12/11/95
Frederick T. Borts, M.D.
Trustee


________________________
12/11/95
Douglas E. Feldman, M.D.
Trustee


_________________________
12/11/95
John G. Guffey, Jr.
Trustee


_________________________
12/11/95
Arthur J. Pugh
Trustee

________________________
12/11/95
David R. Rochat
Trustee


_________________________
12/11/95
D. Wayne Silby
Trustee


** Signed by Susan Walker Bender, Esq., attorney-in-fact, pursuant to power of attorney, attached hereto.





_______________________________
1Total return has not been audited prior to 1994.